UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus High Yield Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus High Yield Fund

ANNUAL REPORT December 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Fund, covering the 12-month period from January 1, 2018 through December 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor market encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks began to consider monetary tightening. Both U.S. and non-U.S. equity markets remained on an uptrend. Interest rates rose across the yield curve, putting pressure on bond prices.

A few months into the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, other developed markets began to weaken. However, robust growth and strong corporate earnings continued to support U.S. stock returns while other developed markets declined throughout the summer. In the fall, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness. Global equities continued their general decline through the end of the period.

Fixed income markets struggled during the first half of the period as interest rates rose and favorable U.S. equity markets fed investor risk appetites. However, in autumn volatility crept in, the yield curve began a flattening trend that continued through the end of December. As long-term debt yields fell, prices rose for many bonds, leading to moderately positive returns for several fixed income market sectors.

Despite continuing political variables, U.S. inflationary pressures and flagging growth rates, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that point to potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through December 31, 2018, as provided by Chris Barris, Kevin Cronk, and Leland Hart, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2018, Dreyfus High Yield Fund’s Class A shares produced a total return of -4.05%, Class C shares returned -4.77%, and Class I shares returned -3.80%.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of -2.25% over the same period.2

High yield corporate bonds produced negative returns over the reporting period amid fluctuating interest rates and geopolitical pressures. The fund lagged the Index, primarily due to shortfalls in security selection.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by The Dreyfus Corporation.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are under-leveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments whereby it agrees to buy or sell a security in the future at a price agreed upon today.

Market Volatility Dampened High-Yield Bond Returns

High-yield bonds lost value over the period despite strong fundamentals and decreasing default levels. The first months of 2018 brought climbing long-term interest rates, strong economic indicators and positive sentiment due to newly passed tax reform. Corporate debt, including high yield, soundly outperformed like-duration Treasuries during this time. While the U.S. economy continued to strengthen, a shift occurred late in the first quarter as other developed countries’ economies began to slow. Equity markets corrected due to investor concerns over rising inflation and talk of potential changes to U.S. trade policies. The volatility sparked a flight to safety and quality. Both investment grade and high yield corporate debt gave up its earlier returns and Treasuries rallied.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As U.S. equity markets calmed, so did the nerves of bond investors. High yield debt recovered and outperformed during the summer and fall in a “risk-on” environment. Treasury inflation-protected securities (TIPS) gained ground for much of the period on mounting inflationary pressures caused by a tightening labor market. However, as equity volatility spiked again in December, bond investors’ nerves once again frayed due to concerns over corporate leverage and weakening economic indicators. Spreads widened, particularly for corporate investment grade and high yield bonds, which gave up their previous gains and went negative for the year. TIPS and mortgage-backed securities followed suit. By period-end, much of the bond market was in negative-return territory. In high yield markets, much of the price weakness at the end of the year was driven by a reduction in liquidity. Prices fell despite the presence of technical supports, including low issuance and strong fundamental factors, such as low default rates and positive corporate earnings.

Security Selection Dampens Results

The fund’s performance compared to the Index was constrained over the reporting period by security selection and industry allocation. Bond selections in energy were among the largest detractors. The debt of oil-and-gas fracking companies with operations in Colorado came under pressure late in the year due to a ballot initiative restricting land use. A position in Sanchez Energy was also a main detractor. The price of the company’s debt suffered primarily due to falling oil prices. From an industry perspective, the fund was underweighted in telecommunications and retail, which hurt relative results. An overweight to home builders also detracted. The fund also had an emphasis on securities with increased liquidity, which underperformed their less liquid counterparts during the month of December. This liquidity bias also hampered relative results.

On a more positive note, the fund’s relatively short yield-curve positioning was helpful for the year. In addition, holdings of floating-rate bank loans and collateralized loan obligations (CLOs) also bolstered relative results as they performed better than high yield securities for the 12-month period. Relatively light positions in the energy and automobile industries were also positive.

Positioned for Continued Strength

Despite price fluctuation at the conclusion of 2018, we believe there are many factors which continue to support the high yield bond market. We feel that a more accommodating stance from the Federal Reserve (in terms of interest-rate trajectory) has helped to boost markets along with continued strength in underlying corporate balance sheets. These factors, combined with modest defaults and low issuance of new credits, have led to a robust start to 2019.

We maintain that a disciplined, research-intensive approach is very important for investment success. We have seen particular strength in high yield bonds backed by packaging companies as well as among health care companies, whose results the first several weeks of the year have comfortably outpaced declines attributed at the end of 2018. We will continue to seek opportunities for investment backed by strong fundamentals.

January 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

Floating rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus High Yield Fund Class A shares, Class C shares and Class I shares and the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I of Dreyfus High Yield Fund on 12/31/08 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/18
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	-8.41%	1.48%	7.83%
Without sales charge	-4.05%	2.42%	8.33%
Class C shares
with applicable redemption charge †	-5.67%	1.66%	7.52%
without redemption	-4.77%	1.66%	7.52%
Class I shares	-3.80%	2.64%	8.59%
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index	-2.25%	3.83%	11.02%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from July 1, 2018 to December 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2018
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.71	$8.41	$3.47
Ending value (after expenses)	$965.60	$961.90	$965.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2018
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

STATEMENT OF INVESTMENTS
December 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7%
Aerospace & Defense - 1.3%
Bombardier, Sr. Unscd. Notes	6.00	10/15/2022	3,015,000	[b]	2,841,637
Bombardier, Sr. Unscd. Notes	6.13	1/15/2023	1,310,000	[b]	1,231,400
Bombardier, Sr. Unscd. Notes	7.50	3/15/2025	2,285,000	[b,c]	2,162,181
Transdigm, Gtd. Notes	6.50	5/15/2025	4,955,000		4,750,606
				10,985,824
Automobiles & Components - .6%
American Axle & Manufacturing, Gtd. Notes	6.25	4/1/2025	3,425,000	[c]	3,129,594
Tenneco, Gtd. Notes	5.00	7/15/2026	2,390,000		1,850,458
				4,980,052
Banks - .4%
CIT Group, Sr. Unscd. Notes	5.00	8/1/2023	3,715,000		3,649,987
Beverage Products - .1%
Cott Holdings, Gtd. Notes	5.50	4/1/2025	1,030,000	[b]	974,638
Building Materials - 1.3%
Griffon, Gtd. Notes	5.25	3/1/2022	5,280,000		4,798,200
NCI Building Systems, Gtd. Notes	8.00	4/15/2026	4,540,000	[b,c]	4,171,125
Standard Industries, Sr. Unscd. Notes	6.00	10/15/2025	2,155,000	[b]	2,074,942
				11,044,267
Chemicals - 2.2%
Consolidated Energy Finance, Sr. Unscd. Notes	6.50	5/15/2026	1,900,000	[b,c]	1,828,750
Consolidated Energy Finance, Sr. Unscd. Notes	6.88	6/15/2025	970,000	[b]	927,281
Kraton Polymers, Gtd. Notes	7.00	4/15/2025	4,445,000	[b]	4,111,625
Starfruit Finco, Sr. Unscd. Notes	8.00	10/1/2026	2,160,000	[b,c]	2,003,400
Trinseo Materials Operating, Gtd. Notes	5.38	9/1/2025	2,195,000	[b]	1,929,405
Tronox Finance, Gtd. Notes	5.75	10/1/2025	2,710,000	[b,c]	2,205,263

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Chemicals - 2.2% (continued)
Venator Finance, Gtd. Notes	5.75	7/15/2025	7,050,000	[b,c]	5,675,250
				18,680,974
Collateralized Loan Obligations Debt - 3.6%
Arch Street CLO, Ser. 2016-2A, Cl. ER, 3 Month LIBOR + 6.30%	8.77	10/20/2028	1,000,000	[b,d]	937,984
Babson CLO , Ser. 2015-1A, Cl. ER, 3 Month LIBOR + 5.50%	7.97	1/20/2031	3,000,000	[b,d]	2,707,185
Barings CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR + 5.50%	7.94	4/15/2031	2,000,000	[b,d]	1,800,538
Battalion CLO, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR + 6.31%	8.76	7/17/2028	2,000,000	[b,d]	1,925,362
Carlyle Global Market Strategies CLO, Ser. 2014-1A, Cl. ER, 3 Month LIBOR + 5.40%	7.85	4/17/2031	3,000,000	[b,d]	2,681,886
CIFC Funding, Ser. 2012-2RA, Cl. D, 3 Month LIBOR + 5.45%	7.92	1/20/2028	1,000,000	[b,d]	916,932
CIFC Funding, Ser. 2014-3A, Cl. ER2, 3 Month LIBOR + 6.10%	8.57	10/22/2031	1,000,000	[b,d]	917,683
Dryden Senior Loan Fund, Ser. 2015-37A, Cl. ER, 3 Month LIBOR + 5.15%	7.59	1/15/2031	5,000,000	[b,d]	4,407,540
Marathon CLO, Ser. 2017-10A, Cl. D, 3 Month LIBOR + 6.37%	8.99	11/15/2029	2,530,000	[b,d]	2,379,371
Marble Point CLO XII, Ser. 2018-1A, Cl. E, 3 Month LIBOR + 6.00%	8.44	7/16/2031	1,250,000	[b,d]	1,101,963
OZLM VI CLO, Ser. 2014-6A, Cl. E, 3 Month LIBOR + 6.05%	8.50	4/17/2031	4,000,000	[b,d]	3,739,840
Parallel, Ser. 2018-1A, Cl. C, 3 Month LIBOR + 2.80%	5.27	4/20/2031	2,000,000	[b,d]	1,851,792
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR + 5.85%	8.49	5/20/2031	1,500,000	[b,d]	1,366,682
TICP CLO X, Ser. 2018-10A, Cl. E, 3 Month LIBOR + 5.50%	7.97	4/20/2031	3,000,000	[b,d]	2,634,657

Description	Coupon Rate (%)		Matuaity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Collateralized Loan Obligations Debt - 3.6% (continued)
Venture 35 CLO, Ser. 2018-35A, Cl. E, 3 Month LIBOR + 6.20%		8.70	10/22/2031	1,000,000	[b,d]	924,116
Vibrant CLO, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR + 6.35%		8.82	10/20/2031	1,000,000	[b,d]	901,238
					31,194,769
Commercial & Professional Services - 1.8%
Ahern Rentals, Scd. Notes		7.38	5/15/2023	3,750,000	[b]	3,018,750
Jaguar Holding II, Gtd. Notes		6.38	8/1/2023	2,460,000	[b]	2,356,901
Prime Security Services Borrower, Scd. Notes		9.25	5/15/2023	4,338,000	[b]	4,484,407
Team Health Holdings, Gtd. Notes		6.38	2/1/2025	3,275,000	[b,c]	2,689,594
United Rentals North America, Gtd. Notes		5.88	9/15/2026	3,355,000		3,174,669
					15,724,321
Consumer Discretionary - 5.6%
AMC Entertainment Holdings, Gtd. Notes		5.75	6/15/2025	3,020,000	[c]	2,668,925
AMC Entertainment Holdings, Gtd. Notes		6.13	5/15/2027	1,275,000	[c]	1,096,500
Ashton Woods USA, Sr. Unscd. Notes		6.75	8/1/2025	1,900,000	[b]	1,662,500
Ashton Woods USA, Sr. Unscd. Notes		6.88	2/15/2021	1,774,000	[b]	1,711,910
Eldorado Resorts, Gtd. Notes		6.00	4/1/2025	4,030,000		3,907,649
H&E Equipment Services, Gtd. Notes		5.63	9/1/2025	3,505,000	[c]	3,228,981
International Game Technology, Sr. Scd. Notes		6.25	1/15/2027	1,970,000	[b]	1,894,894
International Game Technology, Sr. Scd. Notes		6.50	2/15/2025	4,390,000	[b]	4,346,100
Scientific Games International, Gtd. Notes	EUR	5.50	2/15/2026	3,405,000	[b,c]	3,363,390
Scientific Games International, Gtd. Notes		10.00	12/1/2022	2,935,000		2,982,664
Stars Group Holdings, Gtd. Notes		7.00	7/15/2026	5,845,000	[b]	5,698,875
Taylor Morrison Communities, Gtd. Notes		5.88	4/15/2023	3,080,000	[b]	2,987,600
Tempur Sealy International, Gtd. Notes		5.50	6/15/2026	2,870,000		2,633,225

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Consumer Discretionary - 5.6% (continued)
TRI Pointe Group, Gtd. Notes		5.88	6/15/2024	3,610,000		3,235,462
William Lyon Homes, Gtd. Notes		5.88	1/31/2025	6,050,000	[c]	5,172,750
William Lyon Homes, Gtd. Notes		6.00	9/1/2023	1,700,000	[c]	1,538,500
					48,129,925
Consumer Staples - 1.5%
First Quality Finance, Gtd. Notes		5.00	7/1/2025	3,690,000	[b]	3,311,775
Kronos Acquisition Holdings, Gtd. Notes		9.00	8/15/2023	2,305,000	[b]	1,774,850
Prestige Brands, Gtd. Notes		6.38	3/1/2024	4,520,000	[b,c]	4,384,400
Spectrum Brands, Gtd. Notes		5.75	7/15/2025	3,585,000		3,422,599
					12,893,624
Diversified Financials - 5.5%
Ally Financial, Gtd. Notes		8.00	11/1/2031	2,627,000		2,929,105
Ally Financial, Sr. Unscd. Notes		4.63	3/30/2025	2,645,000		2,572,262
Ally Financial, Sr. Unscd. Notes		4.63	5/19/2022	1,650,000		1,627,313
Bracken MidCo1, Sr. Unscd. Bonds	GBP	8.88	10/15/2023	2,000,000	[b]	2,357,436
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	3,970,000	[b]	3,781,425
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/2025	7,510,000	[b]	6,721,450
Lions Gate Capital Holdings, Gtd. Notes		5.88	11/1/2024	2,235,000	[b]	2,218,238
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	2,420,000	[b]	2,365,550
Navient, Sr. Unscd. Notes		5.50	1/25/2023	6,025,000		5,294,469
Navient, Sr. Unscd. Notes		6.50	6/15/2022	1,175,000		1,096,322
Quicken Loans, Gtd. Notes		5.75	5/1/2025	4,405,000	[b]	4,140,700
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/2025	6,120,000	[b]	5,691,600
Travelport Corporate Finance, Sr. Scd. Notes		6.00	3/15/2026	4,190,000	[b]	4,242,375

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Diversified Financials - 5.5% (continued)
VHF Parent, Scd. Notes	6.75	6/15/2022	2,925,000	[b]	2,845,849
				47,884,094
Electronic Components - 1.1%
Energizer Holdings, Gtd. Notes	5.50	6/15/2025	2,870,000	[b]	2,597,350
Sensata Technologies, Gtd. Notes	4.88	10/15/2023	2,805,000	[b]	2,738,381
TTM Technologies, Gtd. Notes	5.63	10/1/2025	4,185,000	[b]	3,902,512
				9,238,243
Energy - 12.2%
Alta Mesa Holdings, Gtd. Notes	7.88	12/15/2024	4,045,000		2,528,125
Antero Resources, Gtd. Notes	5.13	12/1/2022	2,420,000		2,283,875
Antero Resources, Gtd. Notes	5.63	6/1/2023	1,160,000		1,106,350
Blue Racer Midstream, Sr. Unscd. Notes	6.63	7/15/2026	3,246,000	[b]	3,035,010
California Resources, Scd. Notes	8.00	12/15/2022	2,225,000	[b,c]	1,513,000
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/2023	2,745,000	[c]	2,552,850
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	3,110,000		3,102,225
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	7.00	6/30/2024	1,695,000		1,792,463
Cheniere Energy Partners, Sr. Scd. Notes	5.25	10/1/2025	5,350,000		5,008,937
Chesapeake Energy, Gtd. Notes	8.00	1/15/2025	2,835,000	[c]	2,516,063
Crestwood Midstream Partners/Finance Corp., Gtd. Notes	5.75	4/1/2025	3,035,000		2,830,137
Crownrock, Sr. Unscd. Notes	5.63	10/15/2025	3,855,000	[b,c]	3,483,956
DCP Midstream Operating, Gtd. Notes	5.38	7/15/2025	2,070,000	[c]	2,028,600
Enviva Partners, Gtd. Notes	8.50	11/1/2021	5,495,000		5,652,981
EP Energy/Everest Acquisition Finance, Sr. Scd. Notes	7.75	5/15/2026	1,060,000	[b]	942,075
Extraction Oil & Gas, Gtd. Notes	5.63	2/1/2026	4,990,000	[b]	3,667,650

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Energy - 12.2% (continued)
Forum Energy Technologies, Gtd. Notes	6.25	10/1/2021	1,215,000		1,075,275
Genesis Energy, Gtd. Bonds	5.63	6/15/2024	4,545,000		3,920,062
Genesis Energy, Gtd. Notes	6.25	5/15/2026	575,000		495,938
Gulfport Energy, Gtd. Notes	6.00	10/15/2024	2,780,000		2,474,200
Jagged Peak Energy, Gtd. Notes	5.88	5/1/2026	4,295,000	[b]	4,015,825
Matador Resources, Gtd. Notes	5.88	9/15/2026	3,260,000		3,007,350
Parsley Energy, Gtd. Notes	5.38	1/15/2025	3,925,000	[b]	3,630,625
PDC Energy, Gtd. Notes	6.13	9/15/2024	2,640,000		2,448,600
Precision Drilling, Gtd. Notes	7.13	1/15/2026	3,295,000	[b]	2,850,175
Precision Drilling, Gtd. Notes	7.75	12/15/2023	1,210,000		1,120,763
Range Resources, Gtd. Notes	5.00	8/15/2022	1,500,000		1,348,125
Sanchez Energy, Gtd. Notes	6.13	1/15/2023	5,825,000		1,077,625
Semgroup/Rose Rock Finance Corp., Gtd. Notes	5.63	11/15/2023	1,690,000		1,546,350
Semgroup/Rose Rock Finance Corp., Gtd. Notes	5.63	7/15/2022	1,380,000		1,307,550
SESI, Gtd. Notes	7.75	9/15/2024	2,570,000		2,056,000
Shelf Drilling Holdings, Gtd. Notes	8.25	2/15/2025	4,300,000	[b]	3,692,625
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	800,000		700,000
Southwestern Energy, Gtd. Notes	7.50	4/1/2026	835,000		793,250
SRC Energy, Sr. Unscd. Notes	6.25	12/1/2025	5,360,000		4,475,600
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/2025	6,155,000		5,693,375
Targa Resources Partners, Gtd. Bonds	5.13	2/1/2025	3,760,000		3,543,800
Unit Corp., Gtd. Notes	6.63	5/15/2021	4,065,000		3,719,475
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	739,000	[b]	713,135

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Energy - 12.2% (continued)
Whiting Petroleum, Gtd. Notes	6.63	1/15/2026	1,590,000		1,371,375
WildHorse Resource Development, Gtd. Notes	6.88	2/1/2025	3,970,000		3,771,500
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	860,000		782,600
				105,675,495
Environmental Control - 1.9%
Advanced Disposal Services, Gtd. Notes	5.63	11/15/2024	2,935,000	[b]	2,883,637
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/2024	6,140,000		5,786,950
GFL Environmental, Sr. Unscd. Notes	5.38	3/1/2023	4,260,000	[b]	3,748,800
GFL Environmental, Sr. Unscd. Notes	5.63	5/1/2022	1,480,000	[b]	1,372,700
Waste Pro USA, Sr. Unscd. Notes	5.50	2/15/2026	2,871,000	[b]	2,655,675
				16,447,762
Financials - .8%
Icahn Enterprises, Gtd. Notes	6.25	2/1/2022	2,285,000		2,262,150
Park Aerospace Holdings, Gtd. Notes	5.25	8/15/2022	4,503,000	[b]	4,373,539
				6,635,689
Food Products - 1.4%
Albertsons/Safeway, Gtd. Notes	5.75	3/15/2025	2,210,000		1,944,800
Albertsons/Safeway, Gtd. Notes	6.63	6/15/2024	3,680,000		3,431,600
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	954,000		782,280
Post Holdings, Gtd. Notes	5.50	3/1/2025	6,450,000	[b]	6,214,962
				12,373,642
Forest Products & Other - .7%
Mercer International, Sr. Unscd. Notes	5.50	1/15/2026	3,660,000		3,294,000
Mercer International, Sr. Unscd. Notes	7.38	1/15/2025	2,500,000	[b]	2,500,000
				5,794,000
Health Care - 11.4%
Avantor, Sr. Scd. Notes	6.00	10/1/2024	7,435,000	[b]	7,323,475
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	1,120,000	[b]	1,122,800

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Health Care - 11.4% (continued)
Bausch Health Cos., Gtd. Notes		6.13	4/15/2025	4,650,000	[b]	4,068,750
Bausch Health Cos., Gtd. Notes		9.00	12/15/2025	5,320,000	[b]	5,313,350
Bausch Health Cos., Sr. Scd. Notes		5.50	11/1/2025	3,005,000	[b]	2,813,431
Bausch Health Cos., Sr. Scd. Notes		7.00	3/15/2024	3,015,000	[b]	3,052,687
Davita, Gtd. Notes		5.00	5/1/2025	2,455,000		2,237,119
Eagle Holding, Sr. Unscd. Notes		7.63	5/15/2022	5,615,000	[b]	5,376,362
Encompass Health, Gtd. Notes		5.75	11/1/2024	2,800,000		2,782,500
Endo Finance, Gtd. Notes		5.38	1/15/2023	1,971,000	[b]	1,507,815
Endo Finance, Gtd. Notes		7.25	1/15/2022	830,000	[b]	722,100
Envision Healthcare, Gtd. Notes		8.75	10/15/2026	1,665,000	[b]	1,444,388
HCA, Gtd. Notes		5.63	9/1/2028	1,495,000		1,446,413
HCA, Gtd. Notes		5.88	5/1/2023	1,880,000		1,908,200
HCA, Gtd. Notes		7.50	2/15/2022	6,310,000		6,720,150
HCA, Sr. Scd. Notes		5.25	6/15/2026	1,665,000		1,656,675
HCA Healthcare, Sr. Unscd. Notes		6.25	2/15/2021	3,200,000		3,280,000
MEDNAX, Gtd. Notes		6.25	1/15/2027	4,280,000	[b]	4,140,900
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	7,884,000	[b]	7,371,540
Nidda BondCo, Gtd. Notes	EUR	5.00	9/30/2025	375,000	[b]	378,261
Nidda BondCo, Sr. Unscd. Bonds	EUR	7.25	9/30/2025	1,415,000	[b]	1,606,645
NVA Holdings, Gtd. Notes		6.88	4/1/2026	3,345,000	[b]	3,010,500
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	4,175,000	[b]	3,778,375
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	8,760,000	[b]	8,023,021
Tenet Healthcare, Scd. Notes		5.13	5/1/2025	3,770,000		3,524,950

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Health Care - 11.4% (continued)
Tenet Healthcare, Sr. Scd. Notes	4.63	7/15/2024	2,910,000		2,717,212
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/2023	1,510,000	[c]	1,423,175
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/2022	2,445,000		2,460,281
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes	6.00	4/15/2024	2,600,000		2,510,688
West Street Merger, Sr. Unscd. Notes	6.38	9/1/2025	4,895,000	[b]	4,356,550
				98,078,313
Industrials - 1.6%
AECOM, Gtd. Notes	5.13	3/15/2027	2,989,000		2,570,540
Brand Industrial Sevices, Sr. Unscd. Notes	8.50	7/15/2025	6,055,000	[b]	5,192,162
EnPro Industries, Sr. Unscd. Notes	5.75	10/15/2026	3,085,000	[b]	2,984,737
Frontdoor, Sr. Unscd. Notes	6.75	8/15/2026	1,625,000	[b]	1,547,813
Titan Acquisition, Sr. Unscd. Notes	7.75	4/15/2026	1,780,000	[b,c]	1,526,350
				13,821,602
Information Technology - 2.6%
Ascend Learning, Sr. Unscd. Notes	6.88	8/1/2025	4,591,000	[b]	4,418,837
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/2025	4,760,000	[b]	4,456,550
Genesys Telecommunications Labortatories, Gtd. Notes	10.00	11/30/2024	7,580,000	[b]	7,959,000
RP Crown Parent, Sr. Scd. Notes	7.38	10/15/2024	5,610,000	[b]	5,666,100
				22,500,487
Insurance - 2.7%
AmWINS Group, Gtd. Notes	7.75	7/1/2026	3,670,000	[b]	3,477,325
Assuredpartners, Sr. Unscd. Notes	7.00	8/15/2025	5,439,000	[b]	4,929,257
Hub International, Sr. Unscd. Notes	7.00	5/1/2026	8,240,000	[b]	7,498,400
USIS Merger Sub, Sr. Unscd. Notes	6.88	5/1/2025	5,965,000	[b]	5,496,509

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Insurance - 2.7% (continued)
York Risk Services Holding, Gtd. Notes		8.50	10/1/2022	2,390,000	[b]	1,673,000
					23,074,491
Internet Software & Services - .1%
Netflix, Sr. Unscd. Notes		5.88	2/15/2025	680,000		687,650
Materials - 6.2%
ARD Finance, Sr. Scd. Notes	EUR	6.63	9/15/2023	2,390,000		2,624,291
ARD Finance, Sr. Scd. Notes		7.13	9/15/2023	3,340,000		3,014,350
ARD Securities Finance, Sr. Scd. Notes		8.75	1/31/2023	4,778,823	[b]	4,062,000
Ardagh Packaging Finance Holdings, Gtd. Notes		6.00	2/15/2025	4,460,000	[b]	4,128,265
Ardagh Packaging Finance Holdings, Gtd. Notes		7.25	5/15/2024	3,650,000	[b]	3,654,562
Bway Holding, Sr. Unscd. Notes		7.25	4/15/2025	6,970,000	[b]	6,281,712
BWAY Holding, Sr. Scd. Bonds	EUR	4.75	4/15/2024	2,500,000	[b]	2,812,579
Flex Acquisition, Sr. Unscd. Notes		7.88	7/15/2026	1,070,000	[b]	965,675
Grinding Media, Sr. Scd. Notes		7.38	12/15/2023	2,539,000	[b]	2,469,178
Multi-Color, Gtd. Notes		4.88	11/1/2025	4,435,000	[b]	3,803,012
Novelis, Gtd. Notes		5.88	9/30/2026	3,850,000	[b]	3,416,875
Novelis, Gtd. Notes		6.25	8/15/2024	2,625,000	[b]	2,474,063
Peabody Energy, Sr. Scd. Notes		6.38	3/31/2025	3,100,000	[b]	2,890,750
Reynolds Group, Gtd. Notes		7.00	7/15/2024	5,025,000	[b]	4,795,734
Reynolds Group, Sr. Scd. Notes		5.13	7/15/2023	3,000,000	[b]	2,861,250
W/S Packaging Holdings, Sr. Scd. Notes		9.00	4/15/2023	3,280,000	[b]	3,271,800
					53,526,096
Media - 8.5%
Altice, Gtd. Notes		7.75	5/15/2022	4,105,000	[b,c]	3,750,944
Altice Financing, Sr. Scd. Bonds		7.50	5/15/2026	1,580,000	[b]	1,445,700

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Media - 8.5% (continued)
Altice Finco, Scd. Notes	7.63	2/15/2025	1,669,000	[b]	1,391,529
Altice France, Sr. Scd. Bonds	6.25	5/15/2024	2,505,000	[b]	2,345,306
Altice France, Sr. Scd. Notes	7.38	5/1/2026	4,475,000	[b]	4,117,000
Altice France, Sr. Scd. Notes	8.13	2/1/2027	1,480,000	[b]	1,398,600
AMC Networks, Gtd. Notes	5.00	4/1/2024	2,361,000		2,242,950
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/2023	2,530,000	[b]	2,466,750
CCO Holdings, Sr. Unscd. Notes	5.38	5/1/2025	2,015,000	[b]	1,936,919
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/2026	4,725,000	[b]	4,553,719
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/2026	2,705,000	[b]	2,657,662
CSC Holdings, Sr. Scd. Notes	5.50	5/15/2026	4,900,000	[b]	4,630,500
CSC Holdings, Sr. Unscd. Notes	7.75	7/15/2025	3,155,000	[b]	3,218,100
CSC Holdings, Sr. Unscd. Notes	10.13	1/15/2023	2,700,000	[b]	2,911,302
DISH DBS, Gtd. Notes	5.88	11/15/2024	1,934,000		1,564,123
DISH DBS, Gtd. Notes	5.88	7/15/2022	4,510,000		4,166,112
Gray Escrow, Sr. Unscd. Notes	7.00	5/15/2027	420,000	[b,c]	410,516
Gray Television, Gtd. Notes	5.13	10/15/2024	2,450,000	[b]	2,265,025
Gray Television, Gtd. Notes	5.88	7/15/2026	3,165,000	[b]	2,958,642
Radiate Holdco, Sr. Unscd. Notes	6.63	2/15/2025	4,660,000	[b]	4,042,550
Radiate Holdco, Sr. Unscd. Notes	6.88	2/15/2023	1,204,000	[b]	1,098,650
Sinclair Television Group, Gtd. Notes	5.63	8/1/2024	4,840,000	[b]	4,549,600
Sirius XM Radio, Gtd. Notes	5.38	7/15/2026	2,665,000	[b]	2,501,769
Townsquare Media, Gtd. Notes	6.50	4/1/2023	5,539,000	[b,c]	5,116,651
Univision Communications, Sr. Scd. Notes	5.13	2/15/2025	2,980,000	[b]	2,622,400

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Media - 8.5% (continued)
Virgin Media Secured Finance, Sr. Scd. Bonds	5.50	1/15/2025	2,830,000	[b]	2,799,965
				73,162,984
Metals & Mining - 3.0%
Commercial Metals, Sr. Unscd. Notes	5.75	4/15/2026	4,680,000	[b]	4,352,400
Constellium, Gtd. Notes	6.63	3/1/2025	3,925,000	[b,c]	3,650,250
First Quantum Minerals, Gtd. Notes	6.50	3/1/2024	2,370,000	[b]	1,975,988
First Quantum Minerals, Gtd. Notes	6.88	3/1/2026	625,000	[b]	503,906
First Quantum Minerals, Gtd. Notes	7.25	4/1/2023	5,625,000	[b]	4,971,094
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	1,740,000		1,611,675
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	3,420,000		2,620,575
Hudbay Minerals, Gtd. Notes	7.63	1/15/2025	1,950,000	[b,c]	1,915,875
Teck Resources, Gtd. Notes	6.25	7/15/2041	1,735,000		1,652,588
United States Steel, Sr. Unscd. Notes	6.25	3/15/2026	2,835,000		2,491,256
				25,745,607
Real Estate - 1.7%
Equinix, Sr. Unscd. Notes	5.88	1/15/2026	2,305,000		2,328,050
GEO Group, Gtd. Notes	6.00	4/15/2026	3,959,000		3,488,869
Greystar Real Estate Partners, Sr. Scd. Notes	5.75	12/1/2025	5,895,000	[b]	5,777,100
SBA Communications, Sr. Unscd. Notes	4.88	9/1/2024	3,025,000		2,854,844
				14,448,863
Retailing - 1.2%
Beacon Roofing Supply, Gtd. Notes	4.88	11/1/2025	3,110,000	[b,c]	2,744,575
Party City Holdings, Gtd. Notes	6.63	8/1/2026	3,960,000	[b,c]	3,613,500
Reliance Intermediate Holdings, Sr. Scd. Notes	6.50	4/1/2023	4,274,000	[b]	4,370,165
				10,728,240
Technology Hardware & Equipment - 1.7%
Banff Merger, Sr. Unscd. Notes	9.75	9/1/2026	1,040,000	[b]	954,200

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Technology Hardware & Equipment - 1.7% (continued)
Dell International/EMC Corp., Gtd. Notes	7.13	6/15/2024	1,690,000	[b]	1,720,876
Everi Payments, Gtd. Notes	7.50	12/15/2025	4,520,000	[b,c]	4,288,350
Exela Intermediate, Sr. Scd. Notes	10.00	7/15/2023	3,295,000	[b]	3,159,081
West Corp., Gtd. Notes	8.50	10/15/2025	5,265,000	[b]	4,185,675
				14,308,182
Telecommunication Services - 6.5%
CenturyLink, Sr. Unscd. Debt., Ser. G	6.88	1/15/2028	1,180,000		1,044,300
CenturyLink, Sr. Unscd. Notes	5.63	4/1/2025	1,735,000	[c]	1,531,138
Cincinnati Bell, Gtd. Notes	7.00	7/15/2024	2,345,000	[b,c]	1,946,350
Cincinnati Bell, Sr. Unscd. Notes	8.00	10/15/2025	1,315,000	[b]	1,091,450
CommScope Technologies, Gtd. Notes	6.00	6/15/2025	5,775,000	[b]	5,284,125
DKT Finance, Sr. Scd. Notes	9.38	6/17/2023	1,600,000	[b]	1,644,000
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	2,485,000		2,261,350
Intelsat Connect Finance, Gtd. Notes	9.50	2/15/2023	3,465,000	[b]	2,997,225
Intelsat Jackson Holdings, Gtd. Notes	8.50	10/15/2024	5,520,000	[b]	5,382,000
Intelsat Jackson Holdings, Gtd. Notes	9.75	7/15/2025	1,280,000	[b]	1,289,984
Level 3 Financing, Gtd. Notes	5.38	5/1/2025	1,150,000		1,081,000
Sprint, Gtd. Notes	7.13	6/15/2024	2,605,000		2,588,224
Sprint, Gtd. Notes	7.63	2/15/2025	1,165,000		1,167,913
Sprint, Gtd. Notes	7.63	3/1/2026	1,450,000		1,435,500
Sprint, Gtd. Notes	7.88	9/15/2023	3,220,000		3,312,575
Sprint Capital, Gtd. Notes	6.88	11/15/2028	2,780,000		2,634,050
Sprint Capital, Gtd. Notes	8.75	3/15/2032	2,305,000		2,437,538
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/2021	2,075,000		2,360,313

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 91.7% (continued)
Telecommunication Services - 6.5% (continued)
T-Mobile USA, Gtd. Notes	4.50	2/1/2026	1,885,000		1,736,556
T-Mobile USA, Gtd. Notes	5.13	4/15/2025	3,575,000		3,485,625
T-Mobile USA, Gtd. Notes	6.00	4/15/2024	4,610,000		4,621,525
T-Mobile USA, Gtd. Notes	6.38	3/1/2025	1,630,000		1,654,385
ViaSat, Sr. Unscd. Notes	5.63	9/15/2025	3,790,000	[b]	3,505,750
				56,492,876
Utilities - 2.5%
AES, Sr. Unscd. Notes	6.00	5/15/2026	3,950,000		4,029,000
AmeriGas Partners, Sr. Unscd. Notes	5.63	5/20/2024	1,410,000		1,339,500
AmeriGas Partners, Sr. Unscd. Notes	5.88	8/20/2026	805,000		738,588
Clearway Energy Operating, Gtd. Notes	5.75	10/15/2025	3,090,000	[b]	2,962,537
NRG Energy, Gtd. Notes	5.75	1/15/2028	3,380,000		3,257,475
NRG Energy, Gtd. Notes	6.63	1/15/2027	1,980,000		2,002,275
NRG Energy, Gtd. Notes	7.25	5/15/2026	2,950,000		3,082,750
Vistra Energy, Gtd. Notes	7.63	11/1/2024	2,564,000		2,711,430
Vistra Operations, Gtd. Notes	5.50	9/1/2026	1,995,000	[b]	1,927,669
				22,051,224
Total Bonds and Notes (cost $856,977,095)			790,933,921

Floating Rate Loan Interests - 3.3%
Commercial & Professional Services - .4%
Pi Lux Finco, Second Lien Facility 1, 1 Month LIBOR + 7.25%	9.77	12/22/2025	3,065,000	[d]	3,049,675
Diversified Financials - .3%
Capital Automotive, Second Lien Term B Loan, 1 Month LIBOR + 6.00%	8.53	3/24/2025	2,412,822	[d]	2,390,214

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 3.3% (continued)
Health Care - .5%
Air Medical Group Holdings, Second Lien Term B Loan, 1 Month LIBOR + 4.25%	6.75	3/14/2025	2,409,038	[d]	2,250,728
Change Healthcare Holdings, Closing Date Term Loan, 1 Month LIBOR + 2.75%	5.25	3/1/2024	2,000,000	[d]	1,903,330
				4,154,058
Information Technology - .6%
Boxer Parent, First Lien Term B Loan, 3 Month LIBOR + 4.25%	7.05	10/2/2025	3,400,000	[d]	3,287,919
DigiCert Holdings, First Lien Term Loan, 1 Month LIBOR + 4.00%	6.52	10/31/2024	1,973,828	[d]	1,939,286
				5,227,205
Insurance - 1.5%
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.50%	8.84	8/4/2025	9,040,000	[d]	8,966,595
Mayfield Agency Borrower, First Lien Term B Loan, 1 Month LIBOR + 4.00%	6.52	2/28/2025	4,507,351	[d]	4,405,936
				13,372,531
Total Floating Rate Loan Interests (cost $28,810,912)			28,193,683
			Shares
Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
iShares iBoxx High Yield Corporate Bond ETF (cost $5,774,746)			66,700	[c]	5,409,370
	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - .0%
U.S. Government Securities
U.S. Treasury Bills (cost $289,965)	2.19	1/3/2019	290,000	[e]	289,982

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 5.4%
Registered Investment Companies - 5.4%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $46,758,674)	2.69	46,758,674	[f] 46,758,674
Total Investments (cost $938,611,392)		101.0%	871,585,630
Liabilities, Less Cash and Receivables		(1.0%)	(8,612,067)
Net Assets		100.0%	862,973,563

ETF—Exchange-Traded Fund

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities were valued at $513,442,236 or 59.5% of net assets.

c Security, or portion thereof, on loan. At December 31, 2018, the value of the fund’s securities on loan was $62,684,115 and the value of the collateral held by the fund was $65,641,801, consisting of cash collateral of $46,758,674 and U.S. Government & Agency securities valued at $18,883,127.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Security is a discount security. Income is recognized through the accretion of discount.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	17.1
Communications	15.1
Industrial	13.5
Energy	12.6
Financial	12.4
Consumer, Cyclical	7.4
Investment Companies	6.0
Basic Materials	5.8
Technology	4.9
Collateralized Loan Obligations	3.6
Utilities	2.6
Government	.0
101.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/17 ($)	Purchases ($)	Sales ($)	Value 12/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	118,948,301	408,076,709	480,266,336	46,758,674	5.4	—
Dreyfus Institutional Preferred Government Plus Money Market Fund	65,060,888	593,170,847	658,231,735	—	—	627,949
Total	184,009,189	1,001,247,556	1,138,498,071	46,758,674	5.4	627,949

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation)($)
Goldman Sachs
United States Dollar	2,285,609	British Pound	1,800,000	1/31/19	(12,307)
United States Dollar	13,338,684	Euro	11,630,000	1/31/19	(21,976)
Gross Unrealized Depreciation					(34,283)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $62,684,115)—Note 1(c):
Unaffiliated issuers	891,852,718	824,826,956
Affiliated issuers	46,758,674	46,758,674
Cash denominated in foreign currency	4,404,215	4,413,152
Receivable for investment securities sold		39,736,551
Interest and securities lending income receivable		14,915,635
Receivable for shares of Beneficial Interest subscribed		10,358,050
		941,009,018
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		604,023
Cash overdraft due to Custodian		8,399,072
Liability for securities on loan—Note 1(c)		46,758,674
Payable for shares of Beneficial Interest redeemed		20,289,440
Payable for investment securities purchased		1,935,000
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		34,283
Trustees fees and expenses payable		14,262
Unrealized depreciation on foreign currency transactions		701
		78,035,455
Net Assets ($)		862,973,563
Composition of Net Assets ($):
Paid-in capital		1,035,663,771
Total distributable earnings (loss)		(172,690,208)
Net Assets ($)		862,973,563

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	127,635,205	16,664,957	718,673,401
Shares Outstanding	22,391,617	2,923,707	125,976,141
Net Asset Value Per Share ($)	5.70	5.70	5.70

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

Investment Income ($):
Income:
Interest	70,119,016
Dividends:
Unaffiliated issuers	803,998
Affiliated issuers	627,949
Income from securities lending—Note 1(c)	910,361
Total Income	72,461,324
Expenses:
Management fee—Note 3(a)	8,009,312
Distribution/Service Plan fees—Note 3(b)	576,257
Trustees’ fees—Note 3(a,c)	82,601
Loan commitment fees—Note 2	21,986
Total Expenses	8,690,156
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(82,601)
Net Expenses	8,607,555
Investment Income—Net	63,853,769
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,944,260)
Net realized gain (loss) on forward foreign currency exchange contracts	293,676
Net Realized Gain (Loss)	(5,650,584)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(98,786,733)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	429,547
Net Unrealized Appreciation (Depreciation)	(98,357,186)
Net Realized and Unrealized Gain (Loss) on Investments	(104,007,770)
Net (Decrease) in Net Assets Resulting from Operations	(40,154,001)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017[a]
Operations ($):
Investment income—net	63,853,769	65,516,279
Net realized gain (loss) on investments	(5,650,584)	13,145,435
Net unrealized appreciation (depreciation) on investments	(98,357,186)	6,726,582
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,154,001)	85,388,296
Distributions ($):
Distributions to shareholders:
Class A	(8,506,957)	(8,429,050)
Class C	(1,079,162)	(2,252,137)
Class I	(59,375,000)	(58,650,145)
Total Distributions	(68,961,119)	(69,331,332)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	70,378,346	53,611,084
Class C	645,134	1,463,727
Class I	342,304,618	422,040,651
Distributions reinvested:
Class A	6,865,413	6,581,667
Class C	754,720	1,602,314
Class I	19,362,384	25,625,035
Cost of shares redeemed:
Class A	(91,007,055)	(86,741,863)
Class C	(8,969,733)	(37,230,832)
Class I	(602,053,961)	(332,493,205)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(261,720,134)	54,458,578
Total Increase (Decrease) in Net Assets	(370,835,254)	70,515,542
Net Assets ($):
Beginning of Period	1,233,808,817	1,163,293,275
End of Period	862,973,563	1,233,808,817

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	11,442,587	8,490,931
Shares issued for distributions reinvested	1,131,021	1,041,871
Shares redeemed	(14,929,871)	(13,799,379)
Net Increase (Decrease) in Shares Outstanding	(2,356,263)	(4,266,577)
Class Cc
Shares sold	105,712	231,737
Shares issued for distributions reinvested	124,101	253,551
Shares redeemed	(1,467,679)	(5,900,526)
Net Increase (Decrease) in Shares Outstanding	(1,237,866)	(5,415,238)
Class Ib
Shares sold	55,967,616	66,935,810
Shares issued for distributions reinvested	3,177,617	4,053,901
Shares redeemed	(99,971,223)	(52,752,725)
Net Increase (Decrease) in Shares Outstanding	(40,825,990)	18,236,986

[a] Distributions to shareholders include $8,369,994 Class A, $2,235,633 Class C and $58,218,468 Class I of distributions from net investment income and $59,056 Class A, $16,504 Class C and $431,677 Class I distributions from net realized gains. Undistributed investment income—net was $2,018,504 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended December 31,2018, 2,557 Class I shares representing $15,221 were exchanged for 2,570 Class A shares.

[c] During the period ended December 31, 2018, 10,211 Class C shares representing $62,591 were automatically converted to 10,213 Class A shares and during the period ended December 31, 2017, 189,281 Class C shares representing $1,194,607 were automatically converted to 189,620 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.30	6.21	5.82	6.45	6.74
Investment Operations:
Investment income—net[a]	.33	.32	.33	.35	.36
Net realized and unrealized gain (loss) on investments	(.57)	.11	.39	(.60)	(.25)
Total from Investment Operations	(.24)	.43	.72	(.25)	.11
Distributions:
Dividends from investment income—net	(.35)	(.34)	(.33)	(.38)	(.39)
Dividends from net realized gain on investments	(.01)	(.00)[b]	–	–	(.01)
Total Distributions	(.36)	(.34)	(.33)	(.38)	(.40)
Net asset value, end of period	5.70	6.30	6.21	5.82	6.45
Total Return (%)[c]	(4.05)	7.12	12.71	(4.20)	1.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.34	5.14	5.53	5.53	5.35
Portfolio Turnover Rate	72.69	66.96	69.04	54.35	72.20
Net Assets, end of period ($ x 1,000)	127,635	155,919	180,228	170,139	212,967

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.30	6.21	5.82	6.45	6.74
Investment Operations:
Investment income—net[a]	.28	.28	.28	.30	.31
Net realized and unrealized gain (loss) on investments	(.57)	.10	.39	(.60)	(.25)
Total from Investment Operations	(.29)	.38	.67	(.30)	.06
Distributions:
Dividends from investment income—net	(.30)	(.29)	(.28)	(.33)	(.34)
Dividends from net realized gain on investments	(.01)	(.00)[b]	–	–	(.01)
Total Distributions	(.31)	(.29)	(.28)	(.33)	(.35)
Net asset value, end of period	5.70	6.30	6.21	5.82	6.45
Total Return (%)[c]	(4.77)	6.32	11.87	(4.91)	.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.63	4.38	4.78	4.79	4.61
Portfolio Turnover Rate	72.69	66.96	69.04	54.35	72.20
Net Assets, end of period ($ x 1,000)	16,665	26,216	59,502	68,331	89,182

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	6.30	6.22	5.82	6.45	6.75
Investment Operations:
Investment income—net[a]	.35	.34	.35	.37	.38
Net realized and unrealized gain (loss) on investments	(.58)	.10	.39	(.61)	(.26)
Total from Investment Operations	(.23)	.44	.74	(.24)	.12
Distributions:
Dividends from investment income—net	(.36)	(.36)	(.34)	(.39)	(.41)
Dividends from net realized gain on investments	(.01)	(.00)[b]	–	–	(.01)
Total Distributions	(.37)	(.36)	(.34)	(.39)	(.42)
Net asset value, end of period	5.70	6.30	6.22	5.82	6.45
Total Return (%)	(3.80)	7.21	13.17	(3.96)	1.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.64	5.39	5.79	5.78	5.59
Portfolio Turnover Rate	72.69	66.96	69.04	54.35	72.20
Net Assets, end of period ($ x 1,000)	718,673	1,051,673	923,563	741,184	884,742

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class T. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations Debt	–	31,194,769	–	31,194,769
Corporate Bonds†	–	759,739,152	–	759,739,152
Exchange-Traded Funds	5,409,370	–	–	5,409,370
Floating Rate Loan Interests†	–	28,193,683	–	28,193,683
Investment Companies	46,758,674	–	–	46,758,674
U.S. Treasury	–	289,982	–	289,982

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(34,283)	–	(34,283)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized (depreciation) at period end.

At December 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2018, The Bank of New York Mellon earned $177,724 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

NOTES TO FINANCIAL STATEMENTS (continued)

“Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,483,434, accumulated capital losses $102,804,790 and unrealized depreciation $71,368,852.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2018. The fund has $28,509,610 of short-term capital losses and $74,295,180 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2018 and December 31, 2017 were as follows: ordinary income $68,961,119 and $69,331,332, respectively.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service

NOTES TO FINANCIAL STATEMENTS (continued)

Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2018, Trustees’ fees reimbursed by Dreyfus amounted to $82,601.

During the period ended December 31, 2018, the Distributor retained $2,246 from commissions earned on sales of the fund’s Class A shares and $961 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2018, Class A and Class C shares were charged $363,697 and $159,420, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2018, Class C shares were charged $53,140 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $566,678, Distribution Plans fees $39,863 and Service Plan fees $3,711, which are offset against an expense reimbursement currently in effect in the amount of $6,229.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2018, amounted to $789,059,137 and $1,012,736,908, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the

NOTES TO FINANCIAL STATEMENTS (continued)

forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(34,283)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(34,283)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(34,283)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(34,283)		-	-	(34,283)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2018:

Average Market Value ($)
Forward contracts	33,556,921

At December 31, 2018, the cost of investments for federal income tax purposes was $942,962,717; accordingly, accumulated net unrealized depreciation on investments was $71,377,087, consisting of $967,912 gross unrealized appreciation and $72,344,999 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Dreyfus/Laurel Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statements of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus Corporation investment companies since 1994.

New York, New York
February 28, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 79.50% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0094 as a short-term capital gain dividend paid on December 4, 2018 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1999)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Francine J. Bovich (67)
Board Member (2011)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Kenneth A. Himmel (72)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 23

———————

Stephen J. Lockwood (71)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 23

———————

Roslyn M. Watson (69)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (72)
Board Member (1998)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 77

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 141 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus High Yield Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0029AR1218

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,455 in 2017 and $61,360 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,740 in 2017 and $4,810 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,600 in 2017 and $2,650 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,601,000 in 2017 and $3,650,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)